Employee Benefit Plans and Similar Obligations - Summary of Share Based Compensation Plan (Plan 2016-2019) (Detail) - 12 months ended Dec. 31, 2019 - Plan 2016-2019 [member] $ in Millions	ARS ($)	$ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Amount at the beginning of the fiscal year	183,080
Settled	(180,478)
Expired	(2,602)
Expense recognized during the fiscal year | $	$ 21
Fair value of shares on grant date (in U.S. dollars) | $ / shares		$ 16.99